EXHIBIT 10.10

                                 PLAN OF MERGER

     THIS PLAN OF MERGER (the "Agreement"), entered into this 24 th day of August 2004, by and among Cyber Defense Systems, Inc., a corporation organized pursuant to the laws of the State of Florida ("Cyber/Fla") and E-City Software, Inc., a corporation organized pursuant to the laws of the State of Nevada ("ECTY").


                              W I T N E S S E T H :

     WHEREAS, the Parties agree that it would be in their respective best interests to merge.


                            N O W T H E R E F O R E ,

     In consideration of the representations, warranties, covenants, and agreements herein contained, which are given by each Party to the other Parties in order to induce them to enter into this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, each intending to be legally bound hereby, agree as follows:


                                    ARTICLE I
                          MERGER OF ECTY INTO Cyber/Fla

Section 1.1 Effective Date.

     This merger shall become effective (the "Effective Date") on the day set forth in the Certificates of Merger to be filed with the Secretaries of the State of Florida and Nevada by the Parties as soon as practicable after this Agreement is signed.


Section 1.1 Merger; Terms and Conditions Thereof.

     (a) On or before or as of or as at the Effective Date, the following shall have been done:

          (i) Cyber/Fla and ECTY shall have obtained approval for this Agreement and the transactions described herein by their respective Boards of Directors and Shareholders, if necessary, pursuant to the applicable provisions of the Laws of the States of Florida and Nevada;

          (ii) ECTY shall merge into Cyber/Fla, and ECTY shall cease to exist;

          (iii) Cyber/Fla shall thereupon and thereafter possess, and be the owner of, all the rights, privileges, powers, franchises, patents, trademarks, licenses, and other assets and accounts receivable of every kind and description of ECTY, and Cyber/Fla shall be subject to all the restrictions, disabilities, and duties of ECTY with respect thereto; all




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     debts, liabilities,  duties, and obligations of ECTY, including obligations of ECTY with respect to holders of securities of ECTY shall be vested in Cyber/Fla; all property, real, personal or mixed, and all debts and obligation due to ECTY on whatever account shall be vested in Cyber/Fla; and all rights of creditors and all liens upon any property of ECTY shall be preserved unimpaired;

          (iv) If, at any time after the Effective Date, Cyber/Fla shall consider or be advised that any further assignments or assurances and law or any other acts are necessary or desirable (x) to vest, perfect or confirm, of record or otherwise, in Cyber/Fla, title to and possession of any property or right of OASI acquired or to be acquired by reason of, or in connection with, this Merger, or (y) otherwise to carry out the purposes of this Merger, then (z) OASI and its officers and directors shall be deemed to have granted to Cyber/Fla an irrevocable power of attorney to execute and deliver all such proper deeds, assignments, and assurances in law, and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in Cyber/Fla addition and otherwise to carry out the purposes of this Merger; and the proper officers and directors of Cyber/Fla are fully authorized in the name of OASI otherwise to take any and all such action(s);

          (v) For each 30 (thirty) shares of Common Stock of ECTY held by the Beneficial Owner thereof as at a Record Date to be established by Cyber/Fla as soon as practicable before the Effective Date of the Merger, the Beneficial Owner thereof shall be entitled to receive 1 (one) share of the Class A Common Stock of Cyber/Fla;

          (vi) With respect to all other Issued and Outstanding securities of ECTY (as the term "security" is defined in the Securities Act of 1933, as amended), each Holder thereof (as at a Record Date to be established by Cyber/Fla as soon as practicable before the Effective Date of the Merger) shall be entitled to receive an identical security of Cyber/Fla equal in dignity and rank;

          (vii) Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented shares of ECTY securities, shall be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of securities of Cyber/Fla into which ECTY securities shall have been so converted;

          (viii)  Subject  to  sub-section  (vii),   above,  each  Holder  of  a
     certificate representing issued and outstanding shares of securities of ECTY immediately prior to the Effective Date of the Merger, shall, upon surrender of such certificate to Cyber/Fla after the Effective Date, be entitled to receive a certificate representing the appropriate number of shares of securities of Cyber/Fla as described above; and

          (ix) If any certificate representing a Cyber/Fla security is to be issued in a name other than that in which the certificate surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to Cyber/Fla or its transfer agent any transfer or other taxes required by reason of the issuance of certificates representing a Cyber/Fla security in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Cyber/Fla or its transfer agent that such tax has been paid or is not applicable.






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                                   ARTICLE II
                JOINT & COLLECTIVE REPRESENTATIONS AND WARRANTIES
                                 OF THE PARTIES

     In order to induce the other Party to enter into this Agreement, each Party makes the following representations and warranties to the other Party.


Section 2.1.   Authority.

     (a) Each Party

          (i) has full power and authority to enter into, deliver and perform this Agreement; and

          (ii) neither the execution, delivery, consummation or performance of this Agreement

               (A) requires the approval or consent of, or notice to, any third party;

               (B) violates any law, regulation or agreement to which it is subject; or

               (C) violates, conflicts with or would result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which it is a party or by which either of it may be bound.


Section 2.2.      Due Organization and Capital Stock.

     (a) Each Party is

          (i) duly organized, validly existing and in good standing under the laws of its state of incorporation;

          (ii) duly qualified or otherwise authorized as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required; and

          (iii) has full power and authority to carry on its business as now conducted, and it is entitled to own, lease or operate all of its properties and assets wherever located.

     (b) All of the outstanding securities of each Party have been duly authorized, validly issued, and are fully paid and nonassessable.


Section 2.3.      Truth of Statements; Completeness of Documents.

     (a) All documents, Schedules, Exhibits and other materials delivered or to be delivered by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby are to the best of its knowledge true and complete.




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     (b) The  financial  statements  of each of the Parties  present  fairly the financial position, assets, liabilities and retained earnings of OASI as at the dates thereof and the revenues, expenses, results of operations, changes in financial position and cash flows of OASI for the periods covered thereby.

     (b) The information furnished by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby does not, to the best of its knowledge, contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

     (c) There is no fact known to any of the Parties which has not been disclosed to the other Parties in writing which has, or insofar as any such Party can foresee, which will have a Material Adverse Effect on any of the other Parties ( The term "Material Adverse Effect" means a fact, event or circumstance which, taken as a whole, has had or could reasonably be expected to have a material adverse effect on the assets (including intangible assets), business, liabilities, operations or conditions, financial or otherwise, of a Party.)


                                   ARTICLE III
                              ADDITIONAL COVENANTS

     In order to induce the other to enter into this Agreement, the Parties covenant with each other as follows:

Section 3.1       Conduct of Business.

     From the date of this Agreement through the Effective Date, the Parties shall conduct their business in the ordinary course.


Section 3.2       Waiver of Dissenters' Rights.

     The Parties represent to each other that, to the extent they had any, their respective shareholders have waived Dissenter's Rights under Florida and Nevada law.


                                   ARTICLE IV
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                           OF THE PARTIES; TERMINATION


Section 4.1       Conditions Precedent to Obligations of Cyber/Fla.

     The obligations of Cyber/Fla under this Agreement are, at its option, subject to the satisfaction at the Effective Date of the following conditions precedent:

     (a) The representations and warranties of ECTY contained in this Agreement shall have been true when made and shall continue to be true at all times after the date hereof and as of the Effective Date with the same force and effect as though such representations and warranties had been made at and as of the




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Effective  Date,  subject only to changes  permitted by the  provisions  of this
Agreement, and, further provided, that such changes will not, together with all other events prior to the Closing, result in there being a Material Adverse Effect in or to the condition, financial or otherwise, and in the results of operations of ECTY; and

     (b) No litigation, proceeding, investigation or inquiry shall be pending or threatened to set aside the authorization of this Agreement, or to enjoin or prevent the consummation of the transactions contemplated hereby, or to enjoin or prevent the consummation of the transactions contemplated hereby, or involving any of the assets of ECTY, which might materially and adversely affect the business or prospects of ECTY.


Section 4.2       Conditions Precedent to Obligations of ECTY.

     The obligations of ECTY under this Agreement are, at its option, subject to the satisfaction at the Effective Date of the following conditions precedent:

     (a) The representations and warranties of Cyber/Fla contained in this Agreement shall have been true when made and shall continue to be true at all times after the date hereof and as of the Effective Date with the same force and effect as though such representations and warranties had been made at and as of the Effective Date, subject only to changes permitted by the provisions of this Agreement, and, further provided, that such changes will not, together with all other events prior to the Closing, result in there being a Material Adverse Effect in or to the condition, financial or otherwise, and in the results of operations of Cyber/Fla; and

     (b) No litigation, proceeding, investigation or inquiry shall be pending or threatened to set aside the authorization of this Agreement, or to enjoin or prevent the consummation of the transactions contemplated hereby, or to enjoin or prevent the consummation of the transactions contemplated hereby, or involving any of the assets of Industries, which might materially and adversely affect the business or prospects of Cyber/Fla.


                                    ARTICLE V
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     In order to induce the other to enter into this Agreement, each Party states and undertakes as follows:

Section 5.1       Continuous Truth of Representations and Warranties.

     The representations and warranties of the Parties contained in this Agreement were true when made and, in addition, they shall also be true as of the Effective Date with the same force and effect as though they had been made at and as of the Effective Date.


 Section 5.2      Survival of Representations and Warranties.

     The representations and warranties contained in this Agreement and in any Schedules, certificates or other documents delivered pursuant hereto shall survive the execution and delivery hereof and the Effective Date for a period of three (3) years.




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                                   ARTICLE VI
                                   TERMINATION

Section 6.1       Events of Termination.

     This Agreement may be terminated at any time prior to Effective Dates of Articles of Merger in the office of the Secretaries of the States of Florida and Nevada

     (a) by mutual consent of Cyber/Fla and ECTY;

     (b) by Cyber/Fla, if ECTY has breached any material representation warranty, covenant or agreement contained in this Agreement;

     (c) by ECTY, if Cyber/Fla has breached any material representation, warranty, covenant or agreement contained in this Agreement;

     (d) by Cyber/Fla, if any legal proceeding is commenced or threatened by any governmental or regulatory agency or other person directed against the consummation of the transaction or any other transaction under this Agreement; and

     (e) by ECTY,  if any legal  proceeding  is commenced or  threatened  by any
governmental  or  regulatory   agency  or  other  person  directed  against  the
consummation of the transaction or any other transaction under this Agreement.


Section 6.2       Effect of Termination.

     If this Agreement shall be terminated as provided in this Article, the Articles of Merger shall be deemed to have been abandoned and shall be void and of no further effect, without any liability on the part of any of the parties thereto or the stockholders, directors, officers, employees or agents of any of them.


                                   ARTICLE VII
                                 INDEMNIFICATION

     In order to induce the other to enter into this Agreement, each Party agrees to indemnify the other as follows. follows:


Section 7.1       Obligation of ECTY to Indemnify.

     Subject to the limitations on the survival of representations and warranties contained herein, ECTY, its respective officers, directors and employees shall indemnify, defend and hold Cyber/Fla harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorney's fees and disbursements) based upon, arising out of or otherwise due to any material inaccuracy in or any breach of any representation, warranty, covenant or agreement of ECTY contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.


Section 7.2       Obligation of Cyber/Fla to Indemnify.

     Subject to the limitations on the survival of representations and warranties contained herein, Cyber/Fla, its respective officers, directors and employees, shall indemnify, defend and hold ECTY harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys fees and disbursements) based upon,



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arising out of or otherwise  due to any material  inaccuracy in or any breach of any representation, warranty, covenant or agreement of Cyber/Fla contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

 Section 8.1       Notices.

     (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

          (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

          (ii) by nationally recognized courier or overnight delivery service in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

          (iii) by United States Mail sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given at the time that records of the United States Postal Service indicate the writing was delivered to the addressee.

     (b) Notice shall be sent:

          (i) If to Cyber/Fla, to:

                                    Cyber Defense Systems, Inc.
                                    7711 Military Trail North
                                    Palm Beach Gardens, Florida  33410

                                    Attention: William C. Robinson, CEO

                                    Telephone Number:            (504) 722-7402
                                    Facsimile Telephone Number:  (918) 493-6234
                                    Facsimile Telephone Number:  (918) 493-6234


          (ii) If to ECTY, to:

                                    E-City Software, Inc.
                                    5147 South Harvard Ave
                                    Suite 138
                                    Tulsa, Oklahoma  74135

                                    Attention: William C. Robinson, CEO

                                    Telephone Number:            (504) 722-7402
                                    Facsimile Telephone Number:  (918) 493-6234



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          (iii)  or to such  other  address  as a Party  may have  specified  in writing to the other Parties using the procedures specified above in this Section.

Section 8.2        Assignment and Amendment.

     This Agreement shall not be assignable by any Party, and shall not be altered or otherwise amended except pursuant to a writing executed by all of the Parties hereto.


Section 8.3        Severability.

     If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court or tribunal of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.


 Section 8.4       Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all of the Parties hereto.


 Section 8.5       Variation in Pronouns.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity or entities may require.


 Section 8.6       Indulgences, Etc.

     Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.


 Section 8.7       Headings.

     The Article and Section headings are for convenience only; they form in part of this Agreement and shall not affect its interpretation.


Section 8.8       Choice of Law, Venue, Arbitration, Waiver of Jury Trial.

     (a)  This   Agreement   and  all   questions   relating  to  its  validity,
interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Florida, notwithstanding




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any  conflict-of-laws  doctrines  of such  state  or other  jurisdiction  to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

     (b) The Parties hereby mutually waive trial by jury

         IN THAT CONNECTION, EACH OF THE PARTIES WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.


     (c) The Parties hereto irrevocably agree and consent that all disputes concerning this Agreement or any claim or issue of any nature whatsoever (whether brought by the Parties hereto) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in West Palm Beach, Florida, which arbitration will proceed in accordance with the rules of the Arbitration then in force in West Palm Beach, Florida, for resolution of commercial disputes.

     In addition, the Parties waive, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such forum.

     (d) The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction; and

     (e) Attorney's Fees. Each Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).


     In Witness Whereof, the undersigned Parties have executed this Agreement as of the date first set forth above.

                                   Cyber/Fla:

                           Cyber Defense Systems, Inc.

                    By: /s/William C. Robinson
                     --------------------------------------------------
                        William C. Robinson, CEO



                                      ECTY:

                              E-City Software, Inc.

                    By: /s/William C. Robinson
                     --------------------------------------------------
                        William C. Robinson, CEO



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